Exhibit 10.8




                          SECOND AMENDMENT AND CONSENT
                          ----------------------------

     SECOND AMENDMENT AND CONSENT (this "Amendment"), dated as of June 1, 1998, among SILGAN HOLDINGS INC., a Delaware corporation ("Silgan") SILGAN CONTAINERS CORPORATION, a Delaware corporation ("Containers"), SILGAN PLASTICS CORPORATION, a Delaware corporation ("Plastics", and together with Silgan and Containers, the "Borrowers," and each individually, a "Borrower"), SILGAN CONTAINERS MANUFACTURING CORPORATION, a Delaware corporation ("Containers Operating"), the lenders from time to time party to the Credit Agreement referred to below (each a "Bank" and, collectively, the "Banks"), BANKERS TRUST COMPANY, as Administrative Agent (in such capacity, the "Administrative Agent"), BANK OF AMERICA NATIONAL TRUST & SAVINGS ASSOCIATION, as Syndication Agent (in such capacity, the "Syndication Agent"), GOLDMAN SACHS CREDIT PARTNERS L.P. and MORGAN STANLEY SENIOR FUNDING, INC., as Co-Documentation Agents (in such capacity, the "Co-Documentation Agents"), and BANK OF AMERICA NATIONAL TRUST & SAVINGS ASSOCIATION, BANKERS TRUST COMPANY, GOLDMAN SACHS CREDIT PARTNERS L.P. and MORGAN STANLEY SENIOR FUNDING, INC., as Co-Arrangers (in such capacity, the "Co-Arrangers"). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement referred to below.

                              W I T N E S S E T H:
                              - - - - - - - - - -


     WHEREAS, the Borrowers, the Banks, the Administrative Agent, the Syndication Agent, the Co-Documentation Agents and the Co-Arrangers are parties to a Credit Agreement, dated as of July 29, 1997 (as amended, modified or supplemented to the date hereof, the "Credit Agreement");

     WHEREAS, (i) Containers and Containers Operating intend to organize a Delaware limited liability company named Silgan LLC ("LLC") which will be an indirect Wholly-Owned Domestic Subsidiary of Silgan, (ii) LLC intends to organize a Delaware corporation named Silgan Corporation ("Can Co. Holding") which will be an indirect Wholly-Owned Domestic Subsidiary of Silgan and (iii) Can Co. Holding intends to organize a Delaware corporation named Silgan Can Company ("Silgan Can Co.") which will be an indirect Wholly-Owned Domestic Subsidiary of Silgan;

     WHEREAS, Silgan Can Co. intends to purchase substantially all of the steel food containers manufacturing assets of Campbell Soup Company, a New Jersey corporation ("Campbell Soup"), for a purchase price estimated to be approximately $125,000,000 (with the actual purchase price to be based on the approximate net book value of the assets so acquired) through the purchase by Silgan Can Co. of all of the capital stock of a newly created Delaware Subsidiary of Campbell Soup ("Newco") which will own substantially all such steel food containers manufacturing assets (the "Campbell Can Acquisition");

     WHEREAS, immediately following the closing of the Campbell Can Acquisition, Silgan Can Co. will merge with and into Newco, with Newco being the surviving corporation of such merger and changing its name to "Silgan Can Company" (such surviving corporation also hereinafter referred to as "Silgan Can Co.") (the "Campbell Can Merger");

     WHEREAS, Silgan Can Co. intends to finance the Campbell Can Acquisition through (i) the incurrence by Silgan Can Co. of Revolving Loans in an aggregate principal amount not to exceed 80% of the cash purchase price for the Campbell Can Acquisition, (ii) the incurrence by Containers of Revolving Loans in an aggregate principal amount not to exceed 20% of the cash purchase price for the Campbell Can Acquisition and the contribution of such amount to Silgan Can Co. and (iii) the issuance by Silgan Can Co. of a 10 year promissory note to Campbell Soup in an aggregate principal amount of $3,000,000 which will bear interest at a rate not to exceed 16 2/3% per annum and will be payable quarterly in arrears (the "Campbell Seller Note");

     WHEREAS, Silgan Can Co. will require up to an additional $25,000,000 of Revolving Loans in the aggregate from time to time to fund its working capital, capital expenditure and general corporate requirements;

     WHEREAS, Silgan desires that Silgan Can Co. become a Revolving Borrower under the Credit Agreement;

     WHEREAS, as part of the Campbell Can Acquisition and the financing therefor, (i) Silgan Can Co. will secure its Obligations to the Banks through a pledge of substantially all of its assets, although Silgan Can Co. will not be required or permitted to guaranty the Obligations of any other Borrower, (ii) LLC and Can Co. Holding will guaranty the Obligations of all Borrowers to the Banks and will secure such guaranty through a pledge of substantially all of their assets (other than the capital stock of Silgan Can Co.), (iii) all other Credit Parties will guaranty the Obligations of Silgan Can Co. to the Banks on the basis currently set forth in the Credit Documents and (iv) the obligations of Silgan Can Co. to Campbell Soup under the Campbell Can Acquisition Documents and the obligations of Silgan Can Co. under its certificate of incorporation and bylaws will be (x) guaranteed, on an unsecured basis (except as provided below), by Silgan, Containers, Containers Operating and Can Co. Holding and (y) secured by a pledge of the capital stock of Silgan Can Co.;

     WHEREAS, Silgan has requested, and the Banks have agreed, to certain amendments and/or modifications to the Credit Documents to consummate the transactions described above, in each case as provided herein, and

     WHEREAS, subject to the terms and conditions set forth below, the parties hereto agree as follows;

     NOW, THEREFORE, it is agreed:

     1. Section 1.01(c) of the Credit Agreement is hereby amended by (i) deleting the word "and" appearing at the end of clause (iii) thereof, (ii) deleting the period appearing at the end of clause (iv) thereof and inserting "; and" in lieu thereof and (iii) inserting the following new clause (v) at the end thereof and the following new sentence at the end thereof:

          "(v) shall not exceed for Silgan Can Co. at any time outstanding that aggregate principal amount which, (A) when added to the sum of (I) the aggregate amount of all Letter of Credit Outstandings (exclusive of Unpaid Drawings which are repaid with the proceeds of, and simultaneously with the incurrence of, the respective incurrence of Revolving Loans by Silgan Can Co.) in respect of Letters of Credit issued for the account of Silgan Can Co. at such time and (II) the aggregate principal amount of all Swingline Loans (exclusive of Swingline Loans which are repaid with the proceeds of, and simultaneously with the incurrence of, the respective incurrence of Revolving Loans) incurred by Silgan Can Co. then outstanding, equals the Silgan Can Co. Revolving Sub-Limit then in effect or (B) when added to the sum of (I) the aggregate amounts calculated in clause (A) above and outstanding at such time and (II) the aggregate amount of all other Silgan Can Co. Included Debt outstanding at such time, equals the Silgan Can Co. Permitted Debt Amount at such time.

          Notwithstanding anything to the contrary contained in this Agreement, in no event shall the sum of (I) the aggregate principal amount of all Revolving Loans and Swingline Loans outstanding at any time and incurred by the Revolving Borrowers (other than Silgan Can Co.) and (II) the aggregate amount of all Letter of Credit Outstandings at such time in respect of all Letters of Credit issued for the account of the Revolving Borrowers (other than Silgan Can Co.), exceed an amount equal to the remainder of (x) the Total Revolving Loan Commitment at such time minus (y) the Silgan Can Co. Revolving Sub-Limit at such time."

     2. Section 1.01(d) of the Credit Agreement is hereby amended by (i) deleting the word "and" appearing at the end of clause (iii) thereof, (ii) deleting the period appearing at the end of clause (iv) thereof and inserting ", and" in lieu thereof and (iii) inserting the following new clause (v) at the end thereof:

          "(v) shall not exceed for Silgan Can Co. at any time outstanding that aggregate principal amount which, (A) when added to the sum of (I) the aggregate amount of all Letter of Credit Outstandings (exclusive of Unpaid Drawings which are repaid with the proceeds of, and simultaneously with the incurrence of, the respective incurrence of Revolving Loans by Silgan Can Co.) in respect of Letters of Credit issued for the account of Silgan Can Co. at such time and (II) the aggregate principal amount of all Swingline Loans (exclusive of Swingline Loans which are repaid with the proceeds of, and simultaneously with the incurrence of, the respective incurrence of Revolving Loans) incurred by Silgan Can Co. then outstanding, equals the Silgan Can Co. Revolving Sub-Limit then in effect or (B) when added to the sum of (I) the aggregate amounts calculated in clause (A) above and outstanding at such time and (II) the aggregate amount of all other Silgan Can Co. Included Debt outstanding at such time, equals the Silgan Can Co. Permitted Debt Amount at such time."

     3. Section 2.01 of the Credit Agreement is hereby amended by inserting the following new clause (d) at the end thereof:

          "(d) Notwithstanding  anything to the contrary contained above in this
     Section 2.01, no Letter of Credit shall be issued for the account of Silgan Can Co. the Stated Amount of which, (A) when added to the sum of (I) the aggregate amount of all other Letter of Credit Outstandings (exclusive of Unpaid Drawings which are repaid on the date of, and prior to the issuance of, the respective Letter of Credit) in respect of all other Letters of Credit issued for the account of Silgan Can Co. at such time and (II) the aggregate principal amount of all Revolving Loans and Swingline Loans incurred by Silgan Can Co. then outstanding, would exceed an amount equal to the Silgan Can Co. Revolving Sub-Limit then in effect or (B) when added to the sum of (I) the aggregate amounts calculated in clause (A) above and outstanding at such time and (II) the aggregate amount of all other Silgan Can Co. Included Debt outstanding at such time, would exceed the Silgan Can Co. Permitted Debt Amount at such time."


     4. Section 3.01 of the Credit Agreement is hereby amended by inserting the following new clause (f) at the end thereof:

          "(f)  Notwithstanding  anything  to the  contrary  contained  in  this
     Section 3.01, Silgan Can Co. shall not be jointly or severally liable with the other Borrowers for any Fees obligated to be paid by the other Borrowers; although Silgan Can Co. will remain obligated for its portion of the accrued Commitment Commission, Letter of Credit Fees, Facing Fees and other Fees except upon a sale or other disposition pursuant to Section 12.21(b), in which case Containers and the other Borrowers (in no event to include Silgan Can Co.) shall be solely jointly and severally liable for the amount of all Fees owing by Silgan Can Co. as otherwise provided above in this Section 3.01."

     5. Section 4.02(a) of the Credit Agreement is hereby amended by inserting the following new clause (iii) at the end thereof:

          "(iii) On any day on which (A) the sum of (I) the aggregate outstanding principal amount of Revolving Loans made to Silgan Can Co.,
     (II) the aggregate outstanding principal amont of Swingline Loans made to Silgan Can Co. and (III) the aggregate amount of all Letter of Credit Outstandings in respect of Letters of Credit issued for the account of Silgan Can Co. at such time exceeds the Silgan Can Co. Revolving Sub-Limit then in effect or (B) the sum of (I) the aggregate amounts calculated in clause (A) above outstanding at such time and (II) the aggregate amount of all other Silgan Can Co. Included Debt outstanding at such time exceeds the Silgan Can Co. Permitted Debt Amount at such time, Silgan Can Co. shall (in either case) repay on such day principal of Swingline Loans made to Silgan Can Co. and, after all such Swingline Loans have been repaid in full, Revolving Loans made to Silgan Can Co. in an amount equal to such excess.

     If after giving effect to the prepayment of all outstanding Swingline Loans and Revolving Loans made to Silgan Can Co., either (A) the aggregate amount of all Letter of Credit Outstandings in respect of Letters of Credit issued for the account of Silgan Can Co. at such time exceeds the Silgan Can Co. Revolving Sub-Limit then in effect or (B) the sum of (I) the aggregate amount of all Letter of Credit Outstandings in respect of Letters of Credit issued for the account of Silgan Can Co. at such time and (II) the aggregate amount of all other Silgan Can Co. Included Debt outstanding at such time exceeds the Silgan Can Co. Permitted Debt Amount at such time, Silgan Can Co. shall (in either case) pay to the Administrative Agent at the Payment Office on such day an amount of cash and/or Cash Equivalents equal to the amount of such excess (up to a maximum amount equal to such Letter of Credit Outstandings at such time), such cash or Cash Equivalents to be held as security for all obligations of Silgan Can Co. to the Banks hereunder in the Cash Collateral Account, provided, that such amounts shall, so long as no Default or Event of Default then exists, be released to Silgan Can Co. from time to time in the amount by which the lesser of
     (x) the Silgan Can Co. Revolving Sub-Limit then in effect exceeds the sum of (I) the aggregate outstanding principal amount of the Revolving Loans made to Silgan Can Co., (II) the aggregate outstanding principal amount of Swingline Loans made to Silgan Can Co. and (III) the aggregate amount of all Letter of Credit Outstandings at such time in respect of all Letters of Credit issued for the account of Silgan Can Co. or (y) the Silgan Can Co. Permitted Debt Amount at such time exceeds the sum of (I) the aggregate amounts referred to in preceding clause (x) outstanding at such time and
     (II) the aggregate outstanding amount of all other Silgan Can Co. Included Debt at such time."

     6. Section 4.02(f) of the Credit Agreement is hereby amended by inserting the following new sentence at the end thereof:

          "Notwithstanding  anything  to the  contrary  contained  above in this
     Section 4.02(f), so long as no Default or Event of Default then exists which results in the termination of the Total Commitment under this
     Agreement, any cash proceeds (even if such cash proceeds exceeds $25,000,000) received by Silgan Can Co. from any Recovery Event in respect of its assets may be reinvested as provided above in this Section 4.02(f)."

     7. Section 4.02(l) of the Credit Agreement is hereby amended by deleting the amount "$125,000,000" appearing therein and inserting the words "the Available Amount at such time" in lieu thereof.

     8. Section 4.02 of the Credit Agreement is hereby further amended by inserting the following new clauses (o), (p) and (q) at the end thereof:

          (o) In addition to any other mandatory repayments or commitment reductions pursuant to this Section 4.02, upon any receipt by Silgan Can Co. of any cash capital contribution only pursuant to (and only to the extent required by) Section 7.14, an amount equal to 100% of such cash capital contribution shall be applied as a mandatory repayment of principal of outstanding Revolving Loans and Swingline Loans made to Silgan Can Co.

          (p) In addition to any other mandatory repayments or commitment reductions pursuant to this Section 4.02, Silgan Can Co. shall be required to repay outstanding Revolving Loans and Swingline Loans made to it with the Net Sale Proceeds from any Asset Sale made by Silgan Can Co. or any of its Subsidiaries to the extent that such Net Sale Proceeds are not reinvested by Silgan Can Co. or any of its Subsidiaries as permitted by
     Section 4.02(e).

          (q) Notwithstanding anything to the contrary contained in this Agreement, in the event that Campbell Soup or a Subsidiary thereof purchases all of the capital stock or all or substantially all of the assets of Silgan Can Co., whether pursuant to the terms of the Campbell Can Acquisition Documents or otherwise, all then outstanding Revolving Loans and Swingline Loans made to Silgan Can Co. shall have been (or shall concurrently be) repaid in full at such time and all Letters of Credit issued for the account of Silgan Can Co. shall have been (or shall concurrently be) cash collateralized in a manner satisfactory to the Administrative Agent."

     9. Section 6.01 of the Credit Agreement is hereby amended by (i) deleting the word "incorporation" appearing in clause (i) thereof and inserting the word "organization" in lieu thereof and (ii) inserting the text ", partnership or limited liability company, as the case may be," immediately after both appearances of the word "corporation" and immediately after the word "corporate", in each case appearing therein.

     10. Section 6.02 of the Credit Agreement is hereby amended by inserting the text ", partnership or limited liability company, as the case may be," immediately after both appearances of the word "corporate" appearing therein.

     11. Section 7.01 of the Credit Agreement is hereby amended by inserting the following new clause (i) at the end thereof:

          "(i) Silgan Can Co. Monthly Reports. Within 30 days after the end of each fiscal month of Silgan Can Co., (i) the unaudited balance sheet of Silgan Can Co. as at the end of such fiscal month which shall be certified by the chief financial officer, treasurer or controller of Silgan or Silgan Can Co. and (ii) a certificate of the chief financial officer, treasurer or controller of Silgan or Silgan Can Co. setting forth (in reasonable detail)
     (A) the calculations required to establish the Silgan Can Co. Permitted Debt Amount and the aggregate outstanding amount of all Silgan Can Co. Included Debt as at the end of such fiscal month and (B) the aggregate outstanding principal amount of all Revolving Loans and Swingline Loans made to Silgan Can Co. and the aggregate outstanding principal amount of all Letter of Credit Outstandings in respect of Letters of Credit issued for the account of Silgan Can Co. as at the end of the Business Day immediately preceding the date of such certificate."

     12. Section 7.09(a) of the Credit Agreement is hereby amended by (i) inserting "(x)" immediately before the text "this Section 7.09(a)" appearing in the final sentence thereof and (ii) inserting the following text at the end of such final sentence:

          "and (y) any Additional Security Documents entered into by Silgan Can Co. shall only secure Silgan Can Co.'s direct obligations under the Credit Documents to which it is a party."

     13. Section 7 of the Credit Agreement is hereby amended by inserting the following new Sections 7.13 and 7.14 at the end thereof:

          "7.13 Campbell Can Merger. On the date on which the Campbell Can Acquisition is consummated and immediately following the consummation thereof, Silgan shall cause Silgan Can Co. to consummate the Campbell Can Merger.

          7.14 Silgan Can Co. Capital Contributions. If, at any time that Silgan Can Co. has any Revolving Loans or Swingline Loans outstanding, Silgan Can Co. makes or pays any Dividend to Silgan or any of its Subsidiaries, then immediately after Silgan or any of its Subsidiaries receives any such Dividend from Silgan Can Co., Silgan will, and will cause its respective Subsidiaries to, immediately contribute the full amount of such Dividend to Silgan Can Co. as an equity contribution, and Silgan Can Co. shall use the full amount of any such cash capital contribution to make a payment pursuant to (and to the extent required by) Section 4.02(o)."

     14. Section 8.01 of the Credit Agreement is hereby amended by (i) deleting the word "and" appearing at the end of clause (xvi) thereof, (ii) inserting the following text immediately after the words "Receivables Subsidiary" appearing in the parenthetical contained in clause (xvii) thereof: "and Silgan Can Co.",
(iii) deleting the period appearing at the end of clause (xvii) thereof and inserting a semi-colon in lieu thereof, and (iv) inserting the following new clauses (xviii) and (xix) at the end thereof:

          "(xviii) Liens on the capital stock of Silgan Can Co. in favor of Campbell Soup solely to secure the respective Credit Parties' obligations to Campbell Soup under the Campbell Can Acquisition Documents; and

          (xix) Liens on the capital stock and assets of Silgan Can Co. created by virtue of Campbell Soup's option to purchase all of Silgan Can Co.'s capital stock or assets as set forth in the Campbell Can Acquisition Documents."

     15. Section 8.02(x) of the Credit Agreement is hereby amended by deleting the text "and (xvii)" appearing in clause (v) therein and inserting the text ",
(xvii) and (xviii)" in lieu thereof.

     16. Section 8.02 of the Credit Agreement is hereby further amended by (i) deleting the period appearing at the end of clause (x) thereof and inserting "; and" in lieu thereof, (ii) inserting the following new clauses (xi) and (xii) at the end thereof:

          "(xi) immediately following the consummation of the Campbell Can Acquisition, the Campbell Can Merger shall be permitted; and

          (xii) such Borrower and its Subsidiaries (other than Silgan Can Co. and its Subsidiaries) may sell inventory, materials, supplies, equipment and spare parts to Silgan Can Co. and its Subsidiaries, and Silgan Can Co. may sell such items to other Credit Parties, in each case, so long as all such sales are on an arm's-length basis and are for cash (although in the case of the sale of materials, supplies, equipment or spare parts, the consideration may be in the form of the substantially simultaneous exchange for materials, supplies, equipment or spare parts, as applicable, of equivalent value)."

and (iii) inserting the following new sentence at the end thereof:

          "Notwithstanding anything to the contrary contained above in this
          Section 8.02 or elsewhere in this Agreement, (x) in no event shall Silgan Can Co. or any of its Subsidiaries be permitted to engage in any transaction otherwise permitted by clauses (iv),
          (v), (viii), (ix) (other than in respect of the Campbell Can Merger) and (x) of this Section 8.02, and (y) in no event shall the capital stock of Silgan Can Co. or any of its Subsidiaries be sold directly, or through the sale of any parent company of Silgan Can Co., other than as expressly permitted by Section
          12.21 (b)."

     17. Section 8.04 of the Credit Agreement is hereby amended by (i) deleting the word "and" appearing at the end of clause (xvi) thereof, (ii) deleting the period appearing at the end of clause (xvii) thereof and inserting a semicolon in lieu thereof, (iii) inserting the following new clauses (xviii) and (xix) at the end thereof:

          "(xviii) Indebtedness of Silgan Can Co. under the Campbell Seller Note in an aggregate principal amount not to exceed $3,000,000; and

          (xix) an unsecured guaranty by Silgan, Containers, Containers Operating, Can Co. Holding and Silgan Can Co. of each other's obligations to Campbell Soup under the Campbell Can Acquisition Documents, although such guaranty may be secured by the capital stock of Silgan Can Co.";

and (iv) inserting the following new sentence at the end thereof:

          "Notwithstanding anything to the contrary contained above in this Section 8.04, (x) in no event shall Silgan Can Co. or any of its Subsidiaries incur any Indebtedness under clauses (xi),
          (xiii) and (xvii) of this Section 8.04 and (y) in no event shall Silgan or any of its Subsidiaries guaranty any obligations of Silgan Can Co. or any of its Subsidiaries to Campbell Soup or any Subsidiary thereof other than as expressly permitted by clause (xix) of this Section 8.04."

     18. Section 8.05 of the Credit Agreement is hereby amended by (i) inserting the following proviso at the end of clause (iii) thereof: "; provided, however, that the Borrowers and their Subsidiaries may make up to an additional
$10,000,000 of loans in the aggregate to their employees solely to finance the payment by such employees of the exercise price for, and the taxes relating to the exercise of, stock options in Silgan so long as such loans are made only in 1998, 1999 and 2000" and (ii) inserting the following new sentence at the end thereof:

          "Notwithstanding anything to the contrary contained above in this Section 8.05, (x) in no event shall Silgan Can Co. or any of its Subsidiaries be permitted to make any Investments otherwise  permitted  by  clauses  (xii)  and  (xiii)  of this
          Section 8.05 and (y) in no event shall Silgan or any of its other Subsidiaries be permitted to make any Investments in Silgan Can Co. or any of its Subsidiaries otherwise permitted to be made under this Section 8.05, although Containers and its other Wholly-Owned Subsidiaries may (A) make cash equity Investments in, and Intercompany Loans to, Silgan Can Co. in an aggregate amount outstanding for all such Investments not to exceed $75,000,000 at any time (determined without regard to any write-downs or write-offs thereof), (B) make a cash equity Investment in Silgan Can Co. in an amount up to 20% of the cash purchase price for the Campbell Can Acquisition so long as such Investment is made at the time of the consummation of the Campbell Can Acquisition and the proceeds thereof are used to finance the same and (C) make equity Investments in Silgan Can Co. as, and to the extent, required by Section 7.14 (it being understood and agreed that (i) all Investments made to Silgan Can Co. as an Intercompany Loan shall be evidenced by an Intercompany Note which shall be pledged to the Collateral Agent under the Pledge Agreement and
          (ii) all Investments made in or to Silgan Can Co. as permitted in this sentence shall be in addition to the Investment amounts permitted by clauses (vii), (viii) and (xiii) of this
          Section 8.05, provided that no portion of the Investment amounts set forth in such clauses (vii), (viii) and (xiii) may be used to make Investments in Silgan Can Co. or any of its Subsidiaries)."

     19. Section 8.10 of the Credit Agreement is hereby amended by inserting the following new sentence at the end thereof:

          "In addition to the foregoing, none of the Borrowers will, nor will it permit any of its Subsidiaries to, (i) make any voluntary or optional payment or prepayment on or redemption or acquisition for value of or exchange the Campbell Seller Note or (ii) amend or modify, or permit the amendment or modification of, any provision of the Campbell Seller Note, the Campbell Can Guaranty, Section 6(b) of the Campbell Can Pledge Agreement or any Campbell Can Acquisition Document to the extent that such amendment or modification would decrease the purchase price required to be paid by Campbell Soup or a Subsidiary thereof for the capital stock or assets of Silgan Can Co. and its Subsidiaries upon the exercise of its remedies under the Campbell Can Acquisition Documents, change the assets on which Campbell Soup has a Lien or an option to purchase or alter in any way the obligation of Campbell Soup or a Subsidiary thereof to repay in full all Obligations (other than accrued Fees) of Silgan Can Co. up to the Silgan Can Co. Permitted Debt Amount or, with respect to accrued Fees of Silgan Can Co., the obligation of Containers or any other Borrower other than Silgan Can Co. to repay in full all such accrued Fees, upon the exercise by Campbell Soup of its remedies under the Campbell Can Pledge Agreement."

     20. Section 8.11 of the Credit Agreement is hereby amended by inserting the following new sentence at the end thereof:

          "Notwithstanding anything to the contrary contained in this Section 8.11, (x) in no event shall Silgan Can Co. or any of its Subsidiaries establish, create or acquire any Subsidiary, (y) Silgan Can Co. shall not be required to enter into the Borrowers/Subsidiaries Guaranty and (z) the capital stock of Silgan Can Co. shall not be required to be pledged under the Pledge Agreement so long as such capital stock is pledged in favor of Campbell Soup or a Subsidiary thereof pursuant to the Campbell Can Pledge Agreement."

     21. Section 8.14 of the Credit Agreement is hereby amended by inserting the following new paragraph at the end thereof:

          "(c) Notwithstanding anything to the contrary contained in this Agreement, Can Co. Holding (1) will hold no assets other than the capital stock of Silgan Can Co. and Intercompany Loans to Silgan and its other Subsidiaries otherwise permitted to be made under this Agreement and engage in no business other than (i) those activities that are incidental to (x) the maintenance of its corporate existence in compliance with applicable law, (y) legal, tax and accounting matters in connection with any of the permitted activities under this clause (c) and (z) the entering into, and performing its obligations under, this Agreement, the other Credit Documents to which it is a party and the Campbell Can Acquisition Documents to which it is a party and (2) may in no event transfer the capital stock of Silgan Can Co. to Silgan or any other Subsidiary or Affiliate."

     22. Section 9.03(ii) of the Credit Agreement is hereby amended by (i) inserting ", 7.14" immediately following the reference to "7.07" appearing therein and (ii) inserting "and, in the case of a default pursuant to Section 7.14, such default shall continue unremedied for a period of 14 days" immediately prior to the semicolon appearing therein.

     19. The  definition of  "Designated  Credit  Parties"  appearing in Section
10.01 of the Credit Agreement is hereby amended by inserting the following at the end thereof:

          ", although neither Silgan Can Co. nor any of its Subsidiaries shall be permitted to be a party to any of the Accounts Receivable Facility Documents".

     22. The definition of "Guarantor" appearing in Section 10.01 of the Credit Agreement is hereby amended by inserting the following at the end thereof:

          ", although neither Silgan Can Co. nor any of its Subsidiaries shall be a Guarantor for so long as the terms of the Campbell Can Acquisition Documents prohibit Silgan Can Co. from guarantying the Obligations of the other Borrowers".

     23. The definition of "Leverage Ratio" appearing in Section 10.01 of the Credit Agreement is hereby amended by inserting the following at the end thereof:

          ", it being understood and agreed, however, for purposes of determining Total Indebtedness or Revolving Loans at any time, there shall be excluded from such calculation that aggregate principal amount of all Revolving Loans and Swingline Loans made to Silgan Can Co. which equals the aggregate amount of unrestricted cash and Cash Equivalents held by Silgan and its other Subsidiaries as reflected on the consolidated balance sheet of Silgan as of the last day of such period".

     24. The definition of "Minimum Borrowing Amount" appearing in Section 10.01 of the Credit Agreement is hereby amended by inserting the parenthetical "(except that in the case of Revolving Loans made to Silgan Can Co. incurred as Base Rate Loans, the Minimum Borrowing Amount in respect thereof shall be $1,000,000)" immediately after the amount "$2,500,000" appearing in clause (ii) thereof.

     25. The definition of "Subsidiary Guarantor" appearing in Section 10.01 of the Credit Agreement is hereby amended by inserting the following at the end thereof:

          ", although neither Silgan Can Co. nor its Subsidiaries shall be a Subsidiary Guarantor for so long as the terms of the Campbell Can Acquisition Documents prohibit Silgan Can Co. from guarantying the Obligations of the other Borrowers".

     26. Section 10.01 of the Credit Agreement is hereby further amended by inserting the following new definitions in the appropriate alphabetical order:

          "Available Amount" shall mean, at any time, an amount equal to the remainder of (x) $125,000,000 minus (y) the aggregate outstanding principal amount of Revolving Loans incurred by Silgan Can Co. to finance the Campbell Can Acquisition less any repayments of principal thereof.

          "Campbell Can Acquisition" shall have the meaning provided in the recitals to the Second Amendment.

          "Campbell Can Acquisition Documents" shall mean (i) the Purchase Agreement by and among Campbell Soup, Silgan Can Co. and Containers, (ii) the Campbell Can Pledge Agreement, (iii) the Campbell Can Guaranty, (iv) the Campbell Can Supply Agreement, (v) the Campbell Seller Note, (vi) the Shared Services Agreement by and among Campbell Soup, Silgan Can Co. and Containers, (vii) the Labor Supply Agreement by and among Campbell Soup, Silgan Can Co. and Containers, (viii) the Intercompany Agreement by and among Containers, Containers Operating, Silgan Can Co. and Campbell Soup,
     (ix) all leases by and among Silgan Can Co.,  Containers and Campbell Soup,
     (x) Silgan Can Co.'s certificate of incorporation and (xi) Silgan Can Co.'s bylaws.

          "Campbell Can Guaranty" shall mean the Guaranty to be entered into in connection with the Campbell Can Acquisition, made by Silgan, Containers, Container Operating, Silgan Can Co. and Can Co. Holding in favor of Campbell Soup.

          "Campbell Can Merger" shall have the meaning provided in the recitals to the Second Amendment.

          "Campbell Can Pledge Agreement" shall mean the Pledge and Rights Agreement to be entered into in connection with the Campbell Can Acquisition, between Can Co. Holding, Containers, Silgan Can Co. and Campbell Soup.

          "Campbell Can Supply Agreement" shall mean the Supply Agreement to be entered into in connection with the Campbell Can Acquisition by and among Containers, Silgan Can Co. and Campbell Soup.

          "Campbell Seller Note" shall have the meaning provided in the recitals to the Second Amendment.

          "Campbell Soup" shall have the meaning provided in the recitals to the Second Amendment.

          "Can Co. Holding" shall have the meaning provided in the recitals to the Second Amendment.

          "Containers Operating" shall have the meaning provided in the recitals to the Second Amendment.

          "LLC" shall have the meaning provided in the recitals to the Second Amendment.

          "Second Amendment" shall mean the Second Amendment and Consent, dated as of May 28, 1998, to this Agreement.

          "Silgan Can Co." shall have the meaning provided in the recitals to the Second Amendment.

          "Silgan Can Co. Included Debt" shall mean all Indebtedness of Silgan Can Co. that is required to be included in the calculation of the Silgan Can Co. Permitted Debt Amount.

          "Silgan Can Co. Permitted Debt Amount" shall mean, at any time, the "Permitted Debt Amount" calculated at such time under, and as defined in, Silgan Can Co.'s certificate of incorporation (as such certificate of incorporation is in effect on June 3, 1998).

          "Silgan Can Co. Revolving Sub-Limit" shall mean, initially, the sum of 80% of the cash purchase price for the Campbell Can Acquisition paid to Campbell Soup on the closing date of such acquisition plus $25,000,000, and with the amount of the Silgan Can Co. Revolving Sub-Limit to be reduced from time to time thereafter by the principal amount of (x) any repayment required to be made under Section 4.02(o), 4.02(p) or 4.02(q) (whether or not any Revolving Loans or Swingline Loans are actually outstanding at such time) and (y) any voluntary prepayment made by Silgan Can Co. of any Revolving Loans or Swingline Loans incurred by it to the extent that Silgan Can Co. notifies the Administrative Agent that the Silgan Can Co. Revolving Sub-Limit is to be reduced by the amount of any such prepayment (or any portion thereof), provided that, notwithstanding anything to the contrary contained above but except as provided below or to the extent requested by Silgan Can Co., the Silgan Can Co. Revolving Sub-Limit shall not be reduced to below $25,000,000. Notwithstanding the foregoing, the Silgan Can Co. Revolving Sub-Limit shall be reduced to zero upon any requirement to repay all outstanding Revolving Loans or Swingline Loans incurred by Silgan Can Co. pursuant to Section 4.02(q) (whether or not any Revolving Loans or Swingline Loans are actually outstanding at such time).

          "Triggering  Event"  shall  mean (i) any of the  events  described  in
     Section 6(a) of the Campbell Can Pledge Agreement, (ii) the non-renewal of the term under the Campbell Can Supply Agreement and purchase by Campbell Soup of all of Silgan Can Co.'s assets, all as described in Article 8 of the Campbell Can Supply Agreement and (iii) any other event that allows Campbell Soup to purchase all or substantially all of the assets or capital stock of Silgan Can Co.

     27. The Credit Agreement is hereby further amended by inserting the following new Section 12.21 at the end thereof:

          "12.21 Campbell Standstill Period/Campbell Repurchase (a) Each of the Banks hereby expressly acknowledges and agrees for the sole benefit of Campbell Soup that (i) the Administrative Agent shall be required to give Campbell Soup 30 days' prior written notice of the Banks' decision to exercise any remedies against Silgan Can Co. or Can Co. Holding that may be available to the Banks under the Credit Documents upon the occurrence of an Event of Default and (ii) neither the Administrative Agent nor the Banks shall exercise any such remedies against Silgan Can Co. or Can Co. Holding until the expiration of such 30 day period; it being expressly understood and agreed, however, that (x) nothing in this Section 12.21 shall prevent either (A) the Total Commitment being automatically terminated and all Obligations becoming automatically due and payable upon the occurrence of an Event of Default under Section 9.05 or (B) the termination of the Total Commitment upon the occurrence of an Event of Default, (y) the 30 day standstill period referred to above in the case of an Event of Default under Section 9.05 shall commence upon the occurrence of such Event of Default and no notice to Campbell Soup shall be required and (z) the provisions of this Section 12.21(a) shall not apply to any Credit Party other than Silgan Can Co. and Can Co. Holding. Each of the Banks and each of the Borrowers hereby acknowledges and agrees that the provisions of this
     Section 12.21(a) are for the sole benefit of Campbell Soup (and may not be amended, modified or waived without the prior written consent of Campbell
     Soup) and that Campbell Soup shall be (and is hereby) a third party beneficiary of such provisions; it being understood and agreed, however, that the provisions of this Section 12.21(a) shall not affect any of the obligations that the Borrowers or any other Credit Party may have under this Agreement or any other Credit Document to which they are a party.

          (b) Notwithstanding anything to the contrary contained in this Agreement, upon the occurrence of a Triggering Event, (i) the sale or other disposition (including by way of foreclosure or other purchase under the Campbell Can Pledge Agreement) of all, but not less than all, of the capital stock or assets of Silgan Can Co. shall be permitted in accordance with the terms of the respective Campbell Can Acquisition Documents so long as at the time of such sale or other disposition. Campbell Soup has repaid directly to the Administrative Agent all outstanding Obligations of Silgan Can Co. (other than accrued Fees which shall be repaid by Containers or any other Borrower other than Silgan Can Co.) up to the Silgan Can Co. Permitted Debt Amount at such time and in connection therewith, the assets so sold to Campbell Soup shall be sold free and clear of the Liens created by the respective Security Documents, it being understood that if the respective sale is of all of the capital stock of Silgan Can Co., Silgan Can Co. shall be released of any further liabilities in respect of any Obligations incurred by it (although such other Obligations shall not be extinguished and shall remain outstanding and the other Credit Parties shall remain fully obligated in respect of all such Obligations under the Borrowers/Subsidiaries Guaranty) and (ii) the Borrower shall promptly give the Administrative Agent written notice of such Triggering Event. Each of the Banks and each of the Borrowers hereby acknowledges and agrees that the provisions of this Section 12.21(b) are for the sole benefit of Campbell Soup (and may not be amended, modified or waived without the prior written consent of Campbell Soup; although the provisions of this Section 12.21(b) are also for the benefit of (and binding against) the Borrowers and all the other Credit Parties to the extent necessary to enable them to effect such sale or other disposition and cause the release of the Liens on the respective assets) and that Campbell Soup shall be (and is hereby) a third party beneficiary of this Section 12.21(b).

          (c) Notwithstanding anything to the contrary contained in this Agreement, in no event shall Section 7.14 or 8.14(c)(2) or any of the terms thereof be changed, waived, discharged or terminated without the prior written consent of Campbell Soup."

     28. Section 2 of the Pledge Agreement is hereby amended by inserting the following new sentence at the end thereof:

          "Notwithstanding anything to the contrary contained in this Agreement, in no event shall the term "Stock" include, and no Pledgor shall be required to pledge, the capital stock of Silgan Can Co., in each case so long as such capital stock is subject to the terms of the Campbell Can Pledge Agreement."

     29. Section 11 of the Pledge Agreement is hereby amended by inserting the following new sentence at the end thereof:

          "Notwithstanding anything to the contrary contained in this Agreement, Silgan Can Co. shall not be jointly and severally liable with the other Pledgors for any indemnity obligations under this Section 11; although Silgan Can Co. will remain obligated for indemnity obligations with respect to its own actions."

     30. Section 8.1 of the Security Agreement is hereby amended by inserting the following new sentence at the end thereof:

          "Notwithstanding anything to the contrary contained in this Agreement, Silgan Can Co. shall not be jointly and severally liable with the other Assignors for any indemnity obligations under this Section 8.1; although Silgan Can Co. will remain obligated for indemnity obligations with respect to its own actions."

     31. At the time of creation of LLC, Can Co. Holding and Silgan Can Co., all such Credit Parties shall take the respective actions required to be taken by them pursuant to Section 8.11 of the Credit Agreement, as modified by the terms of this Amendment, including such estoppel letters, landlord waiver letters, non-disturbance letters and similar assurances as may have been requested by the Administrative Agent, which letters shall be in form and substance reasonably satisfactory to the Administrative Agent.

     32. The Banks hereby consent to the Campbell Can Acquisition on the terms and conditions consistent with this Amendment so long as (i) the terms and conditions of the Campbell Can Acquisition Documents are not inconsistent with the terms of this Amendment and are otherwise reasonably satisfactory to the Administrative Agent and (ii) Silgan otherwise complies with the terms and conditions of Section 8.02(x) of the Credit Agreement in respect of such Permitted Acquisition (as such terms and conditions are otherwise expressly modified by this Agreement), provided that (i) with respect to the delivery of the officer's certificate showing the recalculation of the Leverage Ratio on a Pro Forma Basis described in Section 8.02(x) of the Credit Agreement, the certificate delivered 5 Business Days prior to the closing of the Campbell Can Acquisition may be prepared on an estimated basis, and with such certificate to be finalized and delivered to the Administrative Agent within 60 days following the consummation of the Campbell Can Acquisition to reflect the actual purchase price for cans under the Campbell Can Supply Agreement and (ii) the statements from the accounting firm required to be delivered pursuant to the definition of "Pro Forma Basis" does not have to be delivered until 60 days following the consummation of the Campbell Can Acquisition.

     33. The Banks also hereby consent to Silgan Can Co. becoming a Revolving Borrower on the terms and conditions set forth in this Amendment and pursuant to the terms of Section 5.03 (as such Section may otherwise be modified by the terms of this Amendment).

     34. In order to induce the Banks to enter into this Amendment, each Credit Party hereby represents and warrants that (i) all representations and warranties contained in the Credit Documents are true and correct in all material respects on and as of the Second Amendment Effective Date (as defined below), both before and after giving effect to this Amendment (unless such representations and warranties relate to a specific earlier date, in which case such representations and warranties shall be true and correct as of such earlier date), and (ii) there exists no Default or Event of Default on the Second Amendment Effective Date, both before and after giving effect to this Amendment.

     35. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other provision of any other Credit Document.

     36. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with each Borrower and the Administrative Agent.

     37. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

     38. This Amendment shall become effective on the date (the "Second Amendment Effective Date") when (i) each Credit Party and the Required Banks shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent at the Notice Office and (ii) the Campbell Can Acquisition shall have been consummated in accordance with the terms of the respective Campbell Can Acquisition Documents and this Amendment.

     39. From and after the Second Amendment Effective Date, all references in the Credit Agreement and each of the Credit Documents to the Credit Agreement and each other Credit Document modified hereby shall be deemed to be references to the Credit Agreement and each such other Credit Document as amended or modified hereby.

                                       * * *

     IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.


                                       SILGAN HOLDINGS, INC.


                                       By:___________________________________
                                          Name:
                                          Title:


                                       SILGAN CONTAINERS CORPORATION


                                       By:___________________________________
                                          Name:
                                          Title:


                                       SILGAN PLASTICS CORPORATION


                                       By:___________________________________
                                          Name:
                                          Title:


                                       SILGAN CONTAINERS MANUFACTURING
                                         CORPORATION


                                       By:___________________________________
                                          Name:
                                          Title:

                                       BANKERS TRUST COMPANY,
                                       Individually, and as Administrative Agent and as a Co-Arranger


                                       By:___________________________________
                                          Title:



                                       BANK OF AMERICA NATIONAL TRUST &
                                         SAVINGS ASSOCIATION,
                                         Individually, and as Syndication Agent
                                         and as a Co-Arranger


                                       By:___________________________________
                                          Title:



                                       GOLDMAN SACHS CREDIT PARTNERS
                                       L.P.,
                                       Individually, and as a Co-Documentation
                                       Agent and as a Co-Arranger


                                       By:____________________________________
                                          Title:




                                       MORGAN STANLEY SENIOR FUNDING,
                                       INC.,
                                       Individually, and as a Co-Documentation
                                       Agent and as a Co-Arranger


                                       By:____________________________________
                                          Title: